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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) June 21, 1997


                        FORUM RETIREMENT PARTNERS, L.P.
            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
                           (State of Incorporation)

                                    1-9302
                           (Commission File Number)

                                  35-1686799
                    (I.R.S. Employer Identification Number)

                 10400 Fernwood Road, Bethesda, Maryland 20817
              (Address of Principle Executive Offices) (Zip Code)

       Registrant's Telephone Number,Including Area Code (301) 380-9000


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Item 5.  Other Events

On June 21, 1997, HMC Senior Communities, Inc. ("HMCSC"), a wholly owned subsidiary of Host Marriott Corporation ("Host Marriott") acquired all of the outstanding stock of Forum Group, Inc., from Marriott Senior Living Services, Inc., a subsidiary of Marriott International, Inc. ("Marriott International"). Forum Group, Inc. owns all of the outstanding stock of Forum Retirement, Inc., the general partner of the Registrant. Forum Group, Inc. also indirectly owns approximately 79% of the outstanding preferred depository units representing limited partners' interest in the Registrant.

Substantially all of the hotel and senior living properties owned or controlled by Host Marriott and its subsidiaries are managed or franchised by Marriott International through management and franchise agreements. Host Marriott has obtained, and may obtain in the future, financing from Marriott International for a portion of the cost of acquiring properties to be operated or franchised by Marriott International. The performance of certain guarantees and debt obligations of Host Marriott and its affiliates totaling approximately $115 million at March 28, 1997, are guaranteed by Marriott International. Marriott International has the right to purchase up to 20% of the voting stock of Host Marriott if certain events involving a change in control of Host Marriott occur. In conjunction with the acquisition, Forum Group, Inc. assigned to Marriott Senior Living Services, Inc. its interest as manager under long-term management agreements for the 9 senior living communities owned by the Registrant.

Richard E. Marriott, the Chairman of the Board of Host Marriott, is a director of Marriott International. J.W. Marriott, Jr., the Chairman of the Board and Chief Executive Officer of Marriott International is a director of Host Marriott. Richard E. Marriott beneficially owns approximately 10.4% and 6.67% of the outstanding common stock of Marriott International and Host Marriott, respectively. J.W. Marriott, Jr. beneficially owns approximately 10.6% and 6.60% of the outstanding common stock of Marriott International and Host Marriott, respectively. Some of such shares are beneficially owned by Richard E. Marriott and J.W. Marriott, Jr., who are brothers.

Additional information on Host Marriott's relationship with Marriott International is included in Host Marriott Corporation's Annual Report on Form 10-K for the fiscal year ended January 3, 1997.

                                  Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                FORUM RETIREMENT PARTNERS, L.P.,
                                a Delaware Limited Partnership

                                By:  FORUM RETIREMENT, INC., GENERAL PARTNER
                                   --------------------------------------------


                                By:  /s/ Donald D. Olinger
                                   --------------------------------------------
                                   Donald D. Olinger
                                   Vice President

July 7, 1997

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